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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                December 2, 1998

                         VOLT INFORMATION SCIENCES, INC.
                    ----------------------------------------
              Exact Name of Registrant as Specified in Its Charter




         New York                    1-9232                      13-5658129
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(State or Other Jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)



1221 Avenue of the Americas, New York, New York                        10020
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events
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          On December 2, 1998, the Company acquired Gatton Computing Group
          Limited, a leading provider of IT contractor resourcing services and IT managed services in the United Kingdom and mainland Europe. The purchase price was approximately $35 million of cash. The Company's press release announcing this transaction is attached to this report as Exhibit 99.01.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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   (a)    Financial statements of business acquired:

          Not applicable.

   (b)    Pro forma financial information:

          Not applicable.

   (c)    Exhibits:

          99.01 Volt Information Sciences, Inc. Press Release dated December 3, 1998.


                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VOLT INFORMATION SCIENCES, INC.




Date:  December 17, 1998         By: /s/ James J. Groberg
                                    -------------------------------------------
                                    James J. Groberg, Senior Vice President



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                                  EXHIBIT INDEX
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Exhibit
Number    Description
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99.01     Volt Information Sciences, Inc. Press Release dated December 3, 1998.